SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50441

Date of Report: January 16, 2012

CHINA DIGITAL ANIMATION DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

New York	84-1275578
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

15 West 39th Street, Suite 14B, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

(212) 391-2688
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Change in Registrant’s Certifying Accountant

On January 16, 2012 the Board of Directors of China Digital Animation Development, Inc. approved the dismissal of EFP Rotenberg, LLP from its position as the principal independent accountant for China Digital Animation Development.

The audit reports of EFP Rotenberg, LLP on China Digital Animation Development’s financial statements for the fiscal year ended June 30, 2011 did not contain an adverse opinion or disclaimer of opinion or qualification or modification.  EFP Rotenberg, LLP did not, during the applicable periods, advise China Digital Animation Development of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-K.

China Digital Animation Development and EFP Rotenberg, LLP have not, during China Digital Animation Development’s two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to EFP Rotenberg, LLP’s satisfaction, would have caused EFP Rotenberg, LLP to make reference to the subject matter of the disagreement in connection with its reports.

EFP Rotenberg, LLP was not required or engaged to audit our internal control over financial reporting. However, in connection with its audit of the financial statements, in a letter dated October 13, 2011, EFP Rotenberg, LLP communicated the following deficiencies in our internal control that it considered to be a material weakness, which has been discussed with the Audit Committee:

•
Lack of expertise in U.S accounting principles among the personnel in our Chinese headquarters.  Our books are maintained and our financial statements are prepared by the personnel employed at our executive offices in the City of Harbin.  Few of our employees have experience or familiarity with U.S accounting principles.  The lack of personnel in our Harbin office who are trained in U.S. accounting principles is a weakness because it could lead to improper classification of items and other failures to make the entries and adjustments necessary to comply with U.S. GAAP.

           China Digital Animation Development has requested EFP Rotenberg, LLP to furnish a letter addressed to the Securities Exchange Commission stating whether or not EFP Rotenberg, LLP agrees with the statements in this Form 8-K.  A copy of the letter is filed as an exhibit to this 8-K.

On January 16, 2012 China Digital Animation Development retained the firm of De Joya Griffith & Company, LLC to audit China Digital Animation Development’s financial statements for the year ended June 30, 2012.  At no time during the two most recent fiscal years and the subsequent interim period through January 16, 2012, the date of the engagement, did China Digital Animation Development consult with De Joya Griffith & Company, LLC regarding any matter of the sort described above with reference to EFP Rotenberg, LLP, any issue relating to the financial statements of China Digital Animation Development, or the type of audit opinion that might be rendered for China Digital Animation Development.

Item 9.01                      Financial Statements and Exhibits

Exhibits

16.	Letter from EFP Rotenberg, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL ANIMATION DEVELOPMENT

Dated: February 21, 2012	By:/s/ Hu Yumei
Hu Yumei
Chief Financial Officer